UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2019

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 1, 2019, Cadence Bancorporation, a Delaware corporation (the “Company”), completed its previously announced merger (the “Merger”) with State Bank Financial Corporation, a Georgia corporation (“State Bank”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 11, 2018, by and between the Company and State Bank. At the effective time of the Merger (the “Effective Time”), State Bank merged with and into the Company, with the Company surviving the Merger. Immediately following the Merger, State Bank’s wholly owned bank subsidiary, State Bank and Trust Company, merged with and into the Company’s wholly owned bank subsidiary, Cadence Bank, N.A. (“Cadence Bank”) (the “Bank Merger”), with Cadence Bank surviving the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time, State Bank shareholders received 1.271 shares (the “Exchange Ratio”) of Class A common stock, par value $0.01 per share, of the Company (“Company Common Stock”) for each share of common stock, par value $0.01 per share, of State Bank (“State Bank Common Stock”). Each outstanding share of Company Common Stock remained outstanding and was unaffected by the Merger. Also, at the Effective Time, (i) each then-outstanding State Bank restricted stock award vested and was cancelled and converted automatically into the right to receive 1.271 shares of Company Common Stock in respect of each share of State Bank Common Stock underlying such award; and (ii) each State Bank warrant was converted automatically into a warrant to purchase shares of Company Common Stock, with the number of underlying shares and per share exercise price adjusted to reflect the Exchange Ratio.

Upon the closing of the Merger, the shares of State Bank Common Stock, which previously traded under the ticker symbol “STBZ” on the NASDAQ Stock Market (the “NASDAQ”), have ceased trading on, and were delisted from, the NASDAQ.

On December 24, 2018, the Company and State Bank jointly announced that the Company had exercised its right to increase the Exchange Ratio from 1.160 to 1.271, in accordance with Section 8.1(h) of the Merger Agreement.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 14, 2018, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger and pursuant to the terms of the Merger Agreement, on January 1, 2019, the Company increased the size of its Board of Directors (the “Board”), effective immediately after the Effective Time, from six members to nine members and appointed three former State Bank directors to the Board. Upon the recommendation of State Bank, and after reviewing their relevant experiences and background and discussing the same, the Company’s Nominating and Corporate Governance Committee nominated, and the Board, after its own review and discussion approved, the appointment of Joseph W. Evans, J. Thomas Wiley, Jr. and Virginia A. Hepner (the “New Directors”) to serve on the Board, effective immediately after the Effective Time. Ms. Hepner, Mr. Evans and Mr. Wiley will serve, respectively, for terms expiring at the Company’s 2019, 2020 and 2021 annual stockholder meetings, subject to prior death, resignation or removal from office as provided by law. In addition, effective immediately after the Effective Time, Mr. Evans was appointed the Vice Chairman of the Company, and Mr. Wiley was appointed the Chairman of Cadence Bank.

Each of the New Directors has also been assigned to serve on certain committees of the Board. In particular, each of Mr. Wiley and Mr. Evans has been named as a member of the Risk Committee, Mr. Evans has been named as a member of the Nominating and Corporate Governance Committee, and Ms. Hepner has been named as a member of the Audit Committee.

In connection with their service, each of the New Directors will receive compensation under the Company’s non-employee director compensation program, as described in the section titled “—Director Compensation” in the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 30, 2018, which description is incorporated by reference herein. In addition, as previously described in the Company’s definitive joint information statement/proxy statement and prospectus, filed with the Commission on July 25, 2018, in the section entitled “The Merger—Interests of State Bank’s Directors and Executive Officers in the Merger—Cadence Services and Covenant Agreements,” each of Messrs. Evans and Wiley has entered into a services and covenant agreement with Cadence that provides for his service as an advisor to Cadence for a term of one year following the consummation of the Merger. The description of such services and covenant agreements is incorporated by reference herein.

The description of the services and covenant agreements with Messrs. Evans and Wiley is qualified in its entirety by reference to the full text of the respective agreements, which are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

Item 8.01.	Other Events

On January 2, 2019, the Company issued a press release announcing the completion of the Merger and the appointment of three former State Bank directors to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 11, 2018, by and between Cadence Bancorporation and State Bank Financial Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Cadence Bancorporation with the SEC on May 14, 2018).*

10.1	Services and Covenant Agreement, dated as of June 11, 2018, by and between Cadence Bancorporation and Joseph W. Evans.

10.2	Services and Covenant Agreement, dated as of June 11, 2018, by and between Cadence Bancorporation and J. Thomas Wiley, Jr.

99.1	Cadence Bancorporation Press Release.

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Cadence Bancorporation agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: January 2, 2019	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel